SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2007

Wells Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25739	58-2328421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 12, 2007, a stockholder filed a purported class action and derivative complaint in the United States District Court for the District of Maryland against, among others, Wells Real Estate Investment Trust, Inc. (the “Registrant”), the Registrant’s current and previous advisors (Wells Real Estate Funds, Inc., Wells Capital, Inc., Wells Management Company, Inc., Wells Advisory Services I, LLC, Wells Real Estate Advisory Services, Inc., and Wells Government Services, Inc.), and the officers and directors of the Registrant. The complaint attempts to assert class action claims on behalf of all persons who are entitled to vote on the proxy statement filed with the Securities and Exchange Commission on February 26, 2007, as amended or supplemented (the “proxy statement”), and derivative claims on behalf of the Registrant.

The complaint alleges, among other things, (i) that the consideration to be paid for the advisors as part of the proposed internalization transaction is excessive; (ii) that the proxy statement relating to the transaction violates Section 14(A), including Rule 14a-9 thereunder, and Section 20(A) of the Securities Exchange Act of 1934, based upon, allegations that the proxy statement contains false and misleading statements or omits to state material facts relating to the proposed internalization; (iii) that the directors and the current and previous advisors breached their fiduciary duties to the members of the class and to the Registrant; and (iv) that the proposed internalization transaction will unjustly enrich certain directors and officers of the Registrant.

The complaint seeks, among other things, (i) certification of the class; (ii) a judgment declaring the proxy statement false and misleading; (iii) unspecified monetary damages; (iv) nullification of any stockholder approvals obtained during the proxy process; (v) nullification of the merger proposal and the merger agreement; (vi) restitution for disgorgement of profits, benefits and other compensation for wrongful conduct and fiduciary breaches; (vii) the nomination and election of new independent directors and the retention of a new financial advisor to assess the advisability of the Registrant’s strategic alternatives; and (viii) the payment of reasonable attorneys’ fees and experts’ fees.

The Registrant believes the claims asserted against it in the complaint are without merit and intends to vigorously defend this action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC.
(Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: March 20, 2007